Johnson Rice 2017 Energy Conference September 26, 2017 NYSE: PUMP www.propetroservices.com

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 2 Certain information included in this presentation constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict, and generally beyond our control. Actual results may differ materially from those indicated or implied by such forward-looking statements. For information on identified risks and uncertainties that could impact our forecasts, expectations, and results of operations, please review the risk factors and other information disclosed from time to time in our filings with the Securities and Exchange Commission. This presentation references “Adjusted EBITDA,” a non-GAAP financial measure. This non- GAAP measure is not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA provides useful information to investors in assessing our financial condition and results of operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA may be defined differently by other companies in our industry, and our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. A reconciliation of non-GAAP measures to the most directly comparable measures calculated in accordance with GAAP, is set forth in the Appendix hereto. FORWARD-LOOKING STATEMENTS

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 3  ProPetro at a Glance  Permian Basin Update  2017 Q2-Q3 Highlights  2017 Q2 Financial Review  Fleet Expansion Initiative  Unique Positioning  Outlook DISCUSSION TOPICS

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 4  100% Frac Operations Permian Concentrated – 690,000 HHP(1) Spread over 16 Crews  Over 7x Organic HHP Growth Since 2013(2)  Customer and Employee Focused Business Model (1) Estimate as of YE 2017 (2) Growth calculated using YE 2012 to estimated YE 2017 OVERVIEW 600,000 HHP (1) Spread Over 14 Units 100% Permian Fracturing Operations Blue Chip Permian-Focused Customers Over Four Times Organic HHP Growth Installed Capacity Has Grown 4x Over the Past Four Years 94% Pressure Pumping (2) Other Services Include: Coiled Tubing, Flowback Services and Surface Air Drilling 16 Hydraulic Fracturing Units(1) 690,000 HHP(1) 14 Cementing Units 3 Coiled Tubing Units 10 Acidizing Pumps Flowback Operations *  Permian Focused Customers

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 5  Healthy Frac Demand Outpacing HHP Capacity – Driven by Recent E&P Acquisitions and Attractive Economics  Increasing Pricing Leverage for Services – Driven by Rig Activity and Short Supply of HHP Capacity  Mature and Evolving Infrastructure – Driven by Historical Activity Levels and New Regional Sand Mines *Baker Hughes Rig Data, September 15, 2017 PERMIAN MACRO Total U.S. Onshore Oil Directed Rig Count: 749* Total U.S. Onshore Oil Rigs Added Since Trough (May 2016): 433* Permian Basin 49% Permian Basin 54% Permian Basin 51 % Other 49 % Permian Basin 56 % Other 44%

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 6  Significant financial improvement Q2 vs Q1 - Revenue of $213.5 MM (24% increase Q/Q) - Net income of $4.9 MM - Adjusted EBITDA of $30.7 MM (89% higher Q/Q) - Adjusted EBITDA margin grew to 14% from 9% Q/Q  Continued frac fleet utilization of 100% - Will exit Q3 with 15 deployed fleets  Fleet deployment ahead of schedule - Deployed two new-build fleets in Q2 - Deployed three new-build fleets in Q3  Tier 2 engine commitments  Stainless fluid end conversion on schedule (fully converted in Q4) 2017 Q2-Q3 HIGHLIGHTS

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 7 Permian 97% Non- Permian 3%  Revenue: $213.5 MM  EPS: $0.06  Adjusted EBITDA: $30.7 MM  Conservative Leverage Profile(1) – Cash: $25.1 MM – Total Debt: $16.5 MM – Total Liquidity: $175.1MM (2) (1) As of June 30, 2017. (2) Including an undrawn revolving credit facility with a borrowing capacity of $150 MM. 2017 Q2 FINANCIAL HIGHLIGHTS 2017 Q2 Revenue Mix Frac 90% Non-Frac 10% Pressure Pumping 95% All Other 5%

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 8  Hydraulic Fracturing (~690,000 HHP by Year End)  Cementing – Deployed new-build units in June and September – Brings total capacity to 14 units FLEET EXPANSION Deployed Fleets HHP Cum HHP As of 9/1/16 1-10 420,000 420,000 5/2/17 11 45,000 465,000 6/6/17 12 45,000 510,000 7/14/17 13 45,000 555,000 8/14/17 14 45,000 600,000 9/25/17 15 45,000 645,000 Mid Q4 16 45,000 690,000 “Due to strong Permian demand within our superior customer base, we will continue to expand our operations while maintaining industry leading performance.” - Dale Redman, CEO 98 218 380 420 420 690 2012A 2013A 2014A 2015A 2016A 2017E Year End Frac Fleet HHP ('000s)

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 9 Chart based on end of period HHP counts Horsepower Growth and Utilization  Modern Homogeneous Fleet – 85% of Current Fleet Built by Single Manufacturer Since 2013  91% of Fleet Currently Works 24/7  Fully Maintained Through the Downturn  No Speculative New Builds  Tier 2 Engine Purchase Gives Expansion Optionality 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 2 0 1 1 Q 3 2 0 1 1 Q 4 2 0 1 2 Q 1 2 0 1 2 Q 2 2 0 1 2 Q 3 2 0 1 2 Q 4 2 0 1 3 Q 1 2 0 1 3 Q 2 2 0 1 3 Q 3 2 0 1 3 Q 4 2 0 1 4 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 5 Q 1 2 0 1 5 Q 2 2 0 1 5 Q 3 2 0 1 5 Q 4 2 0 1 6 Q 1 2 0 1 6 Q 2 2 0 1 6 Q 3 2 0 1 6 Q 4 2 0 1 7 Q 1 2 0 1 7 Q 2 2 0 1 7 Q3 E 2 0 1 7 Q4 E Total Horsepower Utilized Horesepower

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 10  Permian Focus – Positioned in the low cost basin  Blue Chip Customers – Large drilling inventories and sizeable rig programs  Superior Performance – Consistently outperforming the competition on location  Full Calendar – Fully booked calendar well into 2018  Strong Balance Sheet – Minimal debt with disciplined capital allocation  No Speculative New Builds – Strong customer commitments  High Utilization Through Cycles – Great history of battling cyclicality  Delaware Upside – Untapped opportunities with current customers and beyond UNIQUELY POSITIONED FOR SUCCESS

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 11 APPENDIX

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 12 CONSOLIDATED & SEGMENT FINANCIALS

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 13 RECONCILIATION OF ADJUSTED EBITDA

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 14 Corporate Headquarters: 1706 S. Midkiff, Bldg. B Midland, TX 79701 432.688.0012 www.propetroservices.com Investor Relations: Sam Sledge sam.sledge@propetroservices.com Office Direct 432.253.5111 CONTACT